UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36110	34-1755769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On January 4, 2022, Simon Property Group, Inc. (the “Company”), the general partner of Simon Property Group, L.P. (the “Operating Partnership”), issued a press release announcing the terms of the public offering of the senior notes of the Operating Partnership (the “Offering Press Release”) described below. A copy of the Offering Press Release is attached hereto as Exhibit 99.1.

This Item 7.01 and the related Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 or incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

ITEM 8.01 Other Events.

On January 4, 2022, the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Santander Investment Securities Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of $500,000,000 aggregate principal amount of the Operating Partnership’s floating rate notes due 2024 (the “Floating Rate Notes”) and $700,000,000 aggregate principal amount of the Operating Partnership’s 2.650% notes due 2032 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”). The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Operating Partnership has agreed to indemnify the Underwriters against certain liabilities on customary terms. The Underwriters have performed, and expect in the future to perform, investment banking and advisory services for which they have received, and may continue to receive, customary fees and expenses, and affiliates of the Underwriters have performed, and expect in the future to perform, commercial lending services, for the Operating Partnership and its affiliates from time to time.

The Floating Rate Notes were issued on January 11, 2022 pursuant to the Operating Partnership’s Indenture (the “Base Indenture”), dated as of November 26, 1996, between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as trustee, as amended and supplemented by a Forty-Second Supplemental Indenture, dated as of January 11, 2022 (the “Forty-Second Supplemental Indenture”), between the Operating Partnership and the Trustee, setting forth the terms of the Floating Rate Notes. The Fixed Rate Notes were issued on January 11, 2022 pursuant to the Base Indenture, as amended and supplemented by a Forty-Third Supplemental Indenture (the “Forty-Third Supplemental Indenture” and, together with the Forty-Second Supplemental Indenture and the Base Indenture, the “Indenture”), dated as of January 11, 2022, between the Operating Partnership and the Trustee, setting forth the terms of the Fixed Rate Notes.

The Floating Rate Notes bear interest at a floating rate equal to Compounded SOFR (as defined in the Forty-Second Supplemental Indenture) plus a margin of 43 basis points, reset quarterly, and mature on January 11, 2024. Interest on the Floating Rate Notes is payable quarterly in arrears on January 11, April 11, July 11 and October 11, beginning April 11, 2022. Interest will be paid to holders of record of such Floating Rate Notes registered at the close of business on the immediately preceding January 1, April 1, July 1 and October 1, as applicable.

The Fixed Rate Notes bear interest at a rate of 2.650% per annum and mature on February 1, 2032. Interest on the Fixed Rate Notes is payable semi-annually in arrears on February 1 and August 1, beginning August 1, 2022. Interest will be paid to holders of record of such Fixed Rate Notes registered at the close of business on the fifteenth calendar day preceding February 1 and August 1, as applicable.

The Floating Rate Notes will not be redeemable at the option of the Operating Partnership at any time before January 11, 2023. On or after January 11, 2023, the Operating Partnership may redeem the Floating Rate Notes at its option at any time, in whole or from time to time in part, on not less than 10 and not more than 60 days’ prior written notice mailed to the holders of the Floating Rate Notes to be redeemed. The Floating Rate Notes will be redeemable at a price equal to the principal amount of such Floating Rate Notes being redeemed, plus unpaid interest accrued to, but not including, the date of redemption.

The Operating Partnership may redeem the Fixed Rate Notes at its option at any time, in whole or from time to time in part, on not less than 10 and not more than 60 days’ prior written notice mailed to the holders of the Fixed Rate Notes to be redeemed. The Fixed Rate Notes will be redeemable at a price equal to the principal amount of such Fixed Rate Notes being redeemed, plus unpaid interest accrued to, but not including, the date of redemption and a “make-whole” premium calculated under the Forty-Third Supplemental Indenture (unless the Fixed Rate Notes are redeemed on or after November 1, 2031, in which case no “make-whole” premium will be payable).

The Notes will be subject to customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days after notice, and certain events of bankruptcy, insolvency and reorganization.

The foregoing descriptions are qualified in their entirety by the Underwriting Agreement, the Forty-Second Supplemental Indenture, and the Forty-Third Supplemental Indenture (including the forms of notes attached thereto) which are filed as Exhibits 1.1, 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The Form of Floating Rate Notes is filed as Exhibit 4.3 and the Form of Fixed Rate Notes is filed as Exhibit 4.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, a copy of the Forty-Second Supplemental Indenture is attached hereto as Exhibit 4.1, and a copy of the Forty-Third Supplemental Indenture is attached hereto as Exhibit 4.2.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated January 4, 2022, among Simon Property Group, L.P. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Santander Investment Securities Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Forty-Second Supplemental Indenture, dated as of January 11, 2022, to the Indenture dated as of November 26, 1996 between Simon Property Group, L.P. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as Trustee.

Exhibit 4.2	Forty-Third Supplemental Indenture, dated as of January 11, 2022, to the Indenture dated as of November 26, 1996 between Simon Property Group, L.P. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as Trustee.

Exhibit 4.3	Form of $500,000,000 aggregate principal amount of Floating Rate Notes due 2024 (included in Exhibit 4.1 hereto).

Exhibit 4.4	Form of $700,000,000 aggregate principal amount of 2.650% Notes due 2032 (included in Exhibit 4.2 hereto).

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1 hereto).

Exhibit 99.1	Pricing Press Release, dated January 4, 2022, issued by Simon Property Group, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2022

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., its sole General Partner

	By:	/s/ Brian J. McDade
Brian J. McDade
Executive Vice President, Chief Financial Officer and Treasurer